Themes Generative Artificial Intelligence ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Consumer Discretionary Products - 1.3%
Tesla, Inc.(a)	154	$38,266

Financial Services - 1.3%
Upstart Holdings, Inc.(a)	969	39,593

Health Care - 2.9%
Exscientia PLC - ADR(a)	13,641	87,439

Industrial Products - 0.9%
Evolv Technologies Holdings, Inc.(a)	5,699	26,899

Industrial Services - 1.6%
CorVel Corp.(a)	188	46,475

Media - 10.8%
Alphabet, Inc. - Class A(a)	925	129,213
Baidu, Inc. - ADR(a)	143	17,030
Meta Platforms, Inc. - Class A(a)	177	62,651
Pinterest, Inc. - Class A(a)	3,014	111,639
		320,533

Retail & Wholesale - Discretionary - 4.2%
Amazon.com, Inc.(a)	826	125,502

Software & Tech Services - 54.2%(b)
Accenture PLC - Class A	67	23,511
Alteryx, Inc. - Class A(a)	869	40,982
Appier Group, Inc.(a)	11,000	144,325
BigBear.ai Holdings, Inc.(a)	19,614	41,974
C3.ai, Inc. - Class A(a)	3,817	109,586
Consensus Cloud Solutions, Inc.(a)	1,793	46,995
ExlService Holdings, Inc.(a)	2,465	76,045
Grid Dynamics Holdings, Inc.(a)	275	3,666
Heroz, Inc.(a)	5,500	65,922
International Business Machines Corp.	507	82,920
Microsoft Corp.	374	140,639
Northern Data AG(a)	2,277	66,110
PKSHA Technology, Inc.(a)	5,500	131,649
Qingdao Ainnovation Technology Group Co. Ltd. - Class H(a)(c)	21,759	25,832
Salesforce, Inc.(a)	375	98,678
SentinelOne, Inc. - Class A(a)	5,215	143,100
Snowflake, Inc. - Class A(a)	606	120,594
SoundHound AI, Inc. - Class A(a)	26,840	56,901
TELUS International CDA, Inc.(a)	1,475	12,668
UiPath, Inc. - Class A(a)	7,008	174,078
Verisk Analytics, Inc.	23	5,494
Zeta Global Holdings Corp. - Class A(a)	1,233	10,875
		1,622,544

Tech Hardware & Semiconductors - 22.1%
Advanced Micro Devices, Inc.(a)	946	139,450
Ambarella, Inc.(a)	1,530	93,773
Apple, Inc.	78	15,017
BrainChip Holdings Ltd.(a)	231,276	26,793
CEVA, Inc.(a)	4,247	96,449
Intel Corp.	2,949	148,188
NVIDIA Corp.	286	141,633
		661,303
TOTAL COMMON STOCKS (Cost $2,936,449)		2,968,554

SHORT-TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%	Shares
First American Treasury Obligations Fund - Class X, 5.25%(d)	19,435	19,435
TOTAL SHORT-TERM INVESTMENTS (Cost $19,435)		19,435

TOTAL INVESTMENTS - 100.0% (Cost $2,955,884)		$2,987,989
Other Assets in Excess of Liabilities - 0.0%(e)		381
TOTAL NET ASSETS - 100.0%		$2,988,370

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $25,832 or 0.9% of the Fund’s net assets.

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(e)	Represents less than 0.05% of net assets.

Themes ETF Trust

The following is a summary of significant accounting policies consistently followed by Themes Global Systemically Important Banks ETF (“GSIB”), Themes Generative Artificial Intelligence ETF (“WISE”), Themes Natural Monopoly ETF (“CZAR”), Themes Cloud Computing ETF (“CLOD”), Themes US Cash Flow Champions ETF (“USCF”), Themes US R&D Champions ETF (“USRD”), Themes Airlines ETF (“AIRL”), Themes European Luxury ETF (“FINE”), Themes Cybersecurity ETF (“SPAM”), Themes Gold Miners ETF (“AUMI”), and Themes US Small Cap Cash Flow Champions ETF (“SMCF”)(each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by Themes Management Company, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, none of the Funds held any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

Themes Generative Artificial Intelligence ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,968,554	$–	$–	$2,968,554
Money Market Funds	19,435	–	–	19,435
Total Investments	$2,987,989	$–	$–	$2,987,989

Refer to the Schedule of Investments for industry classifications.